UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: March 3, 2014
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Darden Restaurants, Inc. (the “Company”) issued a news release dated March 3, 2014, entitled “Darden Restaurants Announces Projected Third Quarter Diluted Net Earnings Per Share and Affirms Earnings Outlook For Fiscal Year 2014,” a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in its entirety to this Item 2.02.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibit 99.1 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

The Company also issued a news release dated March 3, 2014 entitled "Darden Addresses Priorities for Value Creation and Strategies for Growth in Investor Presentation," a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference in its entirety to this Item 7.01. This news release announces that on March 3, 2014, at 8:30 a.m. Eastern Time, the Company will host a conference call with investors. A copy of the presentation entitled “Strategic Action Plan to Enhance Shareholder Value — Spring 2014” prepared by the Company for use during the conference call is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference in its entirety to this Item 7.01.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibits 99.2 and 99.3 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Exhibits 99.2 and 99.3 to this Current Report on Form 8-K, and the associated disclosure set forth under Item 7.01 above, are hereby incorporated into this Item 8.01 by reference solely for purposes of enabling the registrant to satisfy any Rule 14a-12 obligations via this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	News release dated March 3, 2014, entitled “Darden Restaurants Announces Projected Third Quarter Diluted Net Earnings Per Share and Affirms Earnings Outlook For Fiscal Year 2014.”
99.2	News release dated March 3, 2014, entitled "Darden Addresses Priorities for Value Creation and Strategies for Growth in Investor Presentation."
99.3	Presentation dated March 3, 2014, entitled “Strategic Action Plan to Enhance Shareholder Value — Spring 2014.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ C. Bradford Richmond
C. Bradford Richmond
Senior Vice President and Chief Financial Officer
Date: March 3, 2014

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	News release dated March 3, 2014, entitled “Darden Restaurants Announces Projected Third Quarter Diluted Net Earnings Per Share and Affirms Earnings Outlook For Fiscal Year 2014.”
99.2	News release dated March 3, 2014, entitled "Darden Addresses Priorities for Value Creation and Strategies for Growth in Investor Presentation."
99.3	Presentation dated March 3, 2014, entitled “Strategic Action Plan to Enhance Shareholder Value — Spring 2014.”

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